UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549-0405

DIVISION OF
CORPORATION FINANCE

Mail Stop 3561

April 15, 2008

Mr. Michael Mak
President
Asia Global Holdings Corp.
1601-1604 CRE Centre
889 Cheung Sha Wan Road
Kowloon, Hong Kong

RE: Asia Global Holdings Corp. (formerly known as BonusAmerica Worldwide Corp.)
Form 10-KSB for Fiscal Year Ended December 31, 2005
Filed April 24, 2006
Form 10-KSB/A for Fiscal Year Ended December 31, 2005
Filed October 10, 2006
Form 10-KSB/A for Fiscal Year Ended December 31, 2005
Filed April 23, 2007
Form 10-KSB for Fiscal Year Ended December 31, 2006
Filed April 17, 2007
Form 8-K filed April 14, 2008
File No. 0-50788

Dear Mr. Mak:

We have completed our review of your Forms 10-K and related filings and have no further comments at this time.

Sincerely,

William Thompson
Branch Chief